Exhibit 10.9

FORM OF FUNDING GUARANTOR WARRANT

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

Warrant Number FGW-	[ ], 2004

This Funding Guarantor Warrant expires 5:00 P.M., New York time on [                    ], 2011.

Warrant to purchase up to [            ] shares of Common Stock of Seitel, Inc. (hereinafter, the “Funding Guarantor Warrant”).

FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, [                            ] (the “Initial Holder” and, together with any permitted transferee under this Funding Guarantor Warrant, the “Holder”, or its registered assigns) is entitled to purchase from Seitel, Inc., a Delaware corporation (the “Company”), on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period ending 5:00 P.M., New York time, on [                    ], 2011 (as defined below) up to [                    ] fully paid and nonassessable shares of common stock, par value $.01 per share, of the Company, as the same may be adjusted from time to time pursuant to Section 5 hereof, at an initial exercise price of $.72 per share as the same may be adjusted pursuant to Section 5 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Funding Guarantor Warrant is subject to the provisions of the Registration Rights Agreement (as defined below). This Funding Guarantor Warrant is issued pursuant to a Standby Funding Commitment Letter entered into on January 12, 2004 between the Company and Mellon HBV Alternative Strategies LLC acting on behalf of itself and certain affiliated funds and accounts managed (the “Funding Guarantors”).

Section 1.     Definitions.

“Aggregate Exercise Price” shall mean, with respect to any exercise (in whole or in part) of this Funding Guarantor Warrant the Exercise Price multiplied by the total number of shares of Common Stock for which this Funding Guarantor Warrant is being exercised.

“Capital Shares” shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) or assets (upon liquidation of the Company).

“Common Stock” shall mean the common stock, par value $.01 per share, of the Company, and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution for, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

“Company” shall mean Seitel, Inc., a Delaware corporation, and its successors and assigns.

“Exercise Date” shall mean, with respect to any exercise (in whole or in part) of this Funding Guarantor Warrant either (i) the date this Funding Guarantor Warrant, the Exercise Notice and the Aggregate Exercise Price are received by the Company or (ii) the date a copy of the Exercise Notice is sent by facsimile to the Company, provided that this Funding Guarantor Warrant, the original Exercise Notice, and the Aggregate Exercise Price are received by the Company within five Trading Days thereafter and provided further that if this Funding Guarantor Warrant, the original Exercise Notice and the Aggregate Exercise Price are not received within five Trading Days in accordance with clause (ii) above, the Exercise Date for this clause (ii) shall be the date that the Company receives this Funding Guarantor Warrant, the original Exercise Notice and the Aggregate Exercise Price.

“Exercise Notice” shall mean, with respect to any exercise (in whole or in part) of this Funding Guarantor Warrant the exercise form attached hereto as Exhibit A, duly executed by the Holder.

“Exercise Period” shall mean the period beginning on the date hereof and continuing until 5:00 P.M., New York time, on [                    ], 2011, at which time this Funding Guarantor Warrant shall expire and be of no further force or effect or represent any rights hereunder.

“Exercise Price” as of the date hereof shall mean $.72 per share of Common Stock, subject to the adjustments provided for in Section 5 of this Funding Guarantor Warrant.

“Funding Guarantor Warrant” shall mean this warrant.

“Funding Guarantor Warrant Shares” shall mean shares of Common Stock issuable by the Company upon the exercise of this Funding Guarantor Warrant and the payment to the Company of the Aggregate Exercise Price.

“Holder” shall mean a person registered as the owner of the Funding Guarantor Warrant.

“Registration Rights Agreement” shall mean the Registration Rights Agreement, dated [            ], 2004, between the Company and the Funding Guarantors.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trading Day” shall mean a day when the New York Stock Exchange is open for business and all trading on such Exchange has not been halted or suspended.

Section 2.     Exercise.

(a)         Method of Exercise. This Funding Guarantor Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Holder by (i) the surrender of this Funding Guarantor Warrant, the Exercise Notice in the form of Exhibit A attached hereto with signature guaranteed as provided in Section 17Ad of the Securities and Exchange Act of 1934, as amended, and the Aggregate Exercise Price to the Company at the principal office of the Company at the address set forth in Section 10 hereof or (ii) the delivery by facsimile of an executed and completed Exercise Notice to the Company at the principal office of the Company at the address set forth in Section 10 hereof and delivery to the Company at the principal office of the Company at the address set forth in Section 10 hereof within five Trading Days thereafter of this Funding Guarantor Warrant, the original Exercise Notice and the Aggregate Exercise Price.

(b)         Payment of Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by cash, certified or official bank check payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within 5 consecutive Trading Days of such notice. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Holder within 3 Trading Days of both the receipt of such payment and the knowledge of such excess.

(c)         Replacement Warrant. In the event that the Funding Guarantor Warrant is not exercised in full, the number of Funding Guarantor Warrant Shares shall be reduced by the number of such Funding Guarantor Warrant Shares for which this Funding Guarantor Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to the Holder a new Funding Guarantor Warrant of like tenor in the name of the Holder or as the Holder may request, reflecting such adjusted number of Funding Guarantor Warrant Shares.

Section 3.     Delivery of Stock Certificates.

(a)         Subject to the terms and conditions of this Funding Guarantor Warrant, as soon as practicable after the exercise of this Funding Guarantor Warrant in full or in part, and receipt by the Company of good funds, and in any event within seven Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder lawfully may direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Funding Guarantor Warrant Shares to which the Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States also shall be made within five Trading Days after the exercise of this Funding Guarantor Warrant in full or in part.

(b)         This Funding Guarantor Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Funding Guarantor Warrant, in full or in part, would result in the right to acquire any fractional share of Common Stock, then in such event such fractional share shall be considered a whole share of Common Stock and shall be added to the number of Funding Guarantor Warrant Shares issuable to the Investor upon exercise of this Funding Guarantor Warrant.

Section 4.     Representations, Warranties and Covenants of the Company.

(a)         The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Funding Guarantor Warrant and the Funding Guarantor Warrant Shares to the Holder.

(b)         The Funding Guarantor Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

(c)         The Company has authorized and reserved for issuance to the Holder the requisite number of shares of Common Stock to be issued pursuant to this Funding Guarantor Warrant. The Company at all times shall reserve and keep available, solely for issuance and delivery as Funding Guarantor Warrant Shares hereunder, such shares of Common Stock as from time to time shall be issuable as Funding Guarantor Warrant Shares, and accordingly shall adjust the number of such shares of Common Stock promptly upon the occurrence of any of the events specified in Section 5 hereof.

Section 5.     Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Funding Guarantor Warrant Shares issuable upon exercise of the Funding Guarantor Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)         Reclassification, Consolidation, Merger; Mandatory Share Exchange; Sale Transfer or Lease of Assets. If the Company, at any time while this Funding Guarantor Warrant is unexpired and not exercised in full, (i) reclassifies or changes its outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of this Funding Guarantor Warrant) or (ii) consolidates, merges or effects a mandatory share exchange (x) with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or (y) as a result of a subdivision or combination of outstanding Capital Shares issuable upon exercise of the Funding Guarantor Warrant) or (iii) sells, transfers or leases all or substantially all of its assets, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment by the Holder of any additional consideration therefor, amend this Funding Guarantor Warrant or issue a new warrant providing that the Holder shall have rights not less favorable to the Holder than those then applicable to this Funding Guarantor Warrant and to receive upon exercise under such amendment of this Funding Guarantor Warrant or new warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Funding Guarantor Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, lease, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Funding Guarantor Warrant had this Funding Guarantor Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer, and an appropriate provision for the foregoing shall be made by the Company as part of any such event. Such amended Funding Guarantor Warrant or new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges, sales, transfers and leases.

(b)         Subdivision or Combination of Shares; Stock Dividends. If the Company, at any time while this Funding Guarantor Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, combine its Common Stock, pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of effecting such subdivision, combination or dividend or other distribution (or if no such record is taken, as of the effective date of such subdivision, combination, dividend or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision, combination, dividend or other distribution by a fraction:

(i)         the numerator of which shall be the total number of outstanding Capital Shares immediately prior to such subdivision, combination, dividend or other distribution, and

(ii)         the denominator of which shall be the total number of outstanding Capital Shares immediately after such subdivision, combination, dividend or other distribution. The provisions of this Section 5(b) shall not apply under any of the circumstances for which an adjustment is made pursuant to Section 5(a).

(c)         Liquidating Dividends, Etc. If the Company, at any time while this Funding Guarantor Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company’s assets, or any spin-off of any of the Company’s lines of business, divisions or subsidiaries (other than under the circumstances provided for in the foregoing subsections (a) and (b)), then the Holder shall be entitled to receive upon such exercise of the Funding Guarantor Warrant in addition to the Funding Guarantor Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Funding Guarantor Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Funding Guarantor Warrant, and an appropriate provision therefor shall be made by the Company as part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the board of directors of the Company.

(d)         Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 5, the number of Funding Guarantor Warrant Shares issuable hereunder at the option of the Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Funding Guarantor Warrant Shares issuable prior to an adjustment by a fraction:

(i)         the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 5; and

(ii)         the denominator of which shall be the Exercise Price after such adjustment.

(e)         Notice of Certain Actions. In the event the Company shall, at a time while the Funding Guarantor Warrant is unexpired and outstanding, take any action pursuant to subsections (a) through (d) of this Section 5 that may result in an adjustment of the Exercise Price, the Company shall notify the Holder of such action 10 days in advance of its effective date in order to afford to the Holder an opportunity to exercise the Funding Guarantor Warrant prior to such action becoming effective.

(f)         Notice of Adjustments. Whenever the Exercise Price or number of Funding Guarantor Warrant Shares shall be adjusted pursuant to Section 5 hereof, the Company shall promptly deliver by facsimile, with the original delivered by express courier service in accordance with Section 10 hereof, a certificate, which shall be signed by the Company’s President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company’s board of directors made any determination hereunder), and the Exercise Price and number of Funding Guarantor Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment.

Section 6.     No Impairment. The Company will not, by amendment of its certificate of incorporation or by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Funding Guarantor Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Funding Guarantor Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Funding Guarantor Warrant Shares on the exercise of this Funding Guarantor Warrant.

Section 7.     Rights As Stockholder. Prior to exercise of this Funding Guarantor Warrant and except as provided in Section 5 hereof, the Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Funding Guarantor Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

Section 8.     Replacement of Funding Guarantor Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Funding Guarantor Warrant and, in the case of any such loss, theft or destruction of the Funding Guarantor Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Funding Guarantor Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Funding Guarantor Warrant of like tenor.

Section 9.     Restricted Securities.

(a)         Registration or Exemption Required. This Funding Guarantor Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon Section 4(2) of the Securities Act. This Funding Guarantor Warrant and the Funding Guarantor Warrant Shares issuable upon exercise of this Funding Guarantor Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

(b)         Legend. Any replacement Funding Guarantor Warrants issued pursuant to Section 2 hereof and any Funding Guarantor Warrant Shares issued upon exercise hereof, shall bear the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLE SATISFACTORY TO THE COMPANY, IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.”

Upon any sale or transfer of a Funding Guarantor Warrant Share pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that the foregoing legend no longer is required, the holder thereof shall be permitted to exchange such certificate bearing the legend for a certificate that does not bear the legend and rescind any restriction on the transfer of such Funding Guarantor Warrant Share.

(c)         Assignment. Assuming the conditions of Section 9(a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Funding Guarantor Warrant, in whole or in part. The Holder shall deliver a written notice to the Company substantially in the form of the assignment form attached hereto as Exhibit B (the “Assignment Notice”) indicating the person or persons to whom this Funding Guarantor Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days of receipt of such Assignment Notice, and shall deliver to the assignee(s) designated by the Holder a Funding Guarantor Warrant or Funding Guarantor Warrants of like tenor and terms for the specified number of shares. No service charge shall be made to the Holder for any exercise, exchange or registration of transfer of a funding guarantor certificate, and the Company will pay all documentary stamp taxes attributable to the initial issuance of Funding Guarantor Warrant Shares upon the exercise of the Funding Guarantor Warrants; provided, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any new certificates evidencing the Funding Guarantor Warrants or any certificates for the Funding Guarantor Warrant Shares in a name other than that of the registered Holder upon the exercise of Funding Guarantor Warrants, and the Company shall not be required to issue or deliver such new certificates evidencing the Funding Guarantor Warrants or certificates for Funding Guarantor Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(d)         Funding Guarantor’s Compliance. Nothing in this Section 9 shall affect in any way the Funding Guarantor’s obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

Section 10.   Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed duly given (i) upon delivery if hand delivered at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (ii) on the fifth business day after deposit into the mail, if deposited in the mail, registered or certified, return receipt requested, postage prepaid, addressed to the address designated below, (iii) upon delivery if delivered by reputable express courier service to the address designated below, or (iv) upon confirmation of transmission if transmitted by facsimile to the facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses and facsimile numbers for such communications shall be:

if to the Company:

Seitel, Inc. 10811 South Westview Circle Drive Building C, Suite 100 Houston, TX 77043 Attention: Chairman
Telephone:	(713) 881-8900
Facsimile:	(713) 881-8901

with a copy (which shall not constitute notice) to:

Greenberg Traurig LLP 200 Park Avenue New York, NY 10166 Attention: Clifford E. Neimeth, Esq.
Telephone:	(212) 801-9200
Facsimile:	(212) 801-6400

if to the Holder:

[		]
Attention: Telephone: Facsimile:

with a copy (which shall not constitute notice) to:

[		]
Attention: Telephone: Facsimile:

Either party hereto may from time to time change its address or facsimile number for notices under this Section 10 by giving at least ten days’ prior written notice of such changed address or facsimile number to the other party hereto.

Section 11.     Governing Law. This Funding Guarantor Warrant shall be deemed to be a contract made under the laws of the state of New York and for all purposes shall be construed in accordance with the internal laws of said state without regard to principals of conflicts of law.

Section 12.     Miscellaneous. This Funding Guarantor Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Funding Guarantor Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, this Funding Guarantor Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

SEITEL, INC.

By
Name:
Title:

Attested:

By:
Name:
Title: Secretary

EXHIBIT A TO THE FUNDING GUARANTOR WARRANT

EXERCISE FORM

Seitel, Inc.

The undersigned (the “Registered Holder”) hereby irrevocably exercises the right to purchase                          shares of Common Stock of Seitel, Inc., an entity organized and existing under the laws of the State of Delaware (the “Company”), evidenced by the attached Funding Guarantor Warrant, and herewith makes payment of the Aggregate Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) cash or official bank certified check in the amount of $            ; or (ii) wire transfer to the Company’s account at                     ,                 ,                  (Account No.:            ).

The undersigned requests that stock certificates for such Funding Guarantor Warrant Shares be issued, and a Funding Guarantor Warrant representing any unexercised portion hereof be issued, pursuant to this Funding Guarantor Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:

Signature of Registered Holder

Name of Registered Holder (Print)

Address

NOTICE

The signature on the foregoing Exercise Form must correspond to the name as written upon the face of the attached Funding Guarantor Warrant in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed in the manner provided in Section 17Ad of the Securities and Exchange Act of 1934, as amended.

EXHIBIT B TO THE FUNDING GUARANTOR WARRANT

ASSIGNMENT

(To be executed by the registered Holder (the “Registered Holder”) desiring to transfer the Funding Guarantor Warrant, in whole or in part.)

FOR VALUED RECEIVED, the undersigned Holder of the attached Funding Guarantor Warrant hereby sells, assigns or transfers unto the person(s) named below (the “Assignee”) the right to purchase                      shares of the Common Stock of Seitel, Inc. evidenced by the attached Funding Guarantor Warrant and does hereby irrevocably constitute and appoint                              (attorney) to transfer the number of shares specified of the said Funding Guarantor Warrant on the books of the Company, with full power of substitution in the premises.

The undersigned requests that such Funding Guarantor Warrant be issued, and a Funding Guarantor Warrant representing any unsold, unassigned or non-transferred portion hereof be issued, pursuant to this Funding Guarantor Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:

Signature of Registered Holder

Name of Registered Holder (Print)

Address of Registered Holder

Name of Assignee (Print)

Address of Assignee (including zip code number)

Fill in for new Registration of Funding Guarantor Warrant:

Name

Address

Please print name and address of assignee (including zip code number)

NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of the attached Funding Guarantor Warrant in every particular, without alteration or enlargement or any change whatsoever.